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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through November 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Select
                              Mid Cap Growth Fund

--------------------------------------------------------------------------------
                              Annual Report | November 30, 2016
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A     PGOFX
                              Class C     GOFCX
                              Class K     PSMKX
                              Class R     PGRRX
                              Class Y     GROYX

                              [LOGO] PIONEER
                                     Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          28

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       44

Approval of Investment Advisory Agreement                                     46

Trustees, Officers and Service Providers                                      51

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of 2016, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30, 2016 (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 3

Portfolio Management Discussion | 11/30/16

In the following discussion, Ken Winston reviews the investment environment during the 12-month period ended November 30, 2016, and discusses some of the factors that drove the Pioneer Select Mid Cap Growth Fund's performance during the period. Mr. Winston, a vice president at Pioneer and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund's portfolio, along with Shaji John, a vice president and a portfolio manager at Pioneer, and David Sobell, a vice president and portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended November 30, 2016?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 2.06% at net asset value during the 12-month period ended November 30, 2016, while the Fund's benchmark, the Russell Midcap Growth Index, returned 4.54%. During the same 12-month period, the average return of the 389 mutual funds in Lipper's Mid Cap Growth Funds category was 2.78%, and the average return of the 643 mutual funds in Morningstar's Mid Cap Growth Funds category was 2.74%.

Q How would you describe the investment environment for equities during the 12-month period ended November 30, 2016?

A Both stocks and oil prices were very volatile for most of the period. Notable weakness at the start of 2016 gave way to a strong recovery that left the Russell Mid Cap Growth Index, the Fund's benchmark, showing a small decline (-0.14%) through the first six months of the period (as of May 31, 2016).

     Britain's unexpected decision to leave the European Union ("Brexit") briefly shook the markets in the early summer, but equities once again turned upward until pre-U.S. election jitters blunted the rally. Once the election was over and a winner declared, however, a vigorous rebound drove shares sharply higher through November. Thus, mid-cap growth equities spent 11 of the period's 12 months ebbing and flowing, until the November rally drove the returns of mid-cap growth stocks solidly into positive territory for the full 12 months.

     Domestic economic growth was generally sluggish over the 12-month period. This was due in part to low oil prices and corporate inventory reduction. Despite consistent job gains and wage growth, consumer spending was not robust, as increases in health care costs and rising rents

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 ate into the pocketbooks of U.S. consumers. Consumer and business confidence improved substantially after the November election, though, as investors cheered the prospects of corporate tax rate reductions, a rolling back of regulations, and fiscal stimulus through increased government spending, all of which had been proposed by Mr. Trump on the campaign trail. If enacted, such policies could provide a boost to the economy in 2017, and perhaps further into the future.

     In addition, the cyclical and value-oriented stocks that led the mid-cap universe gave way in November to the financials, energy, and industrial sectors in anticipation of the new administration's business-friendly policies.

     Value equities dramatically outperformed growth equities during the 12-month period, as the Russell Midcap Value Index returned 14.25%, while the Fund's benchmark, the Russell Midcap Growth Index, returned 4.54% -- an unprecedented 9.71% spread between the returns of value and growth stocks. Dramatic increases in commodity prices, including a near doubling of oil prices, provided a further boost to cyclical stocks.

Q What factors most affected the Fund's performance over the 12-month period ended November 30, 2016?

A Our investment strategy in managing Pioneer Select Mid Cap Growth Fund typically calls for an overweighting of sectors and industry groups where sustainable growth companies tend to be more prevalent. Such areas include health care, software and services, business services, and certain industries within the consumer discretionary sector. Thus, during a 12-month period that saw cyclical, commodity-oriented, and value-oriented stocks dominate equity markets, the Fund's absolute performance, while positive, struggled overall, as our core focus areas of health care and software and services substantially underperformed other industry groups.

     The Fund's underperformance relative to the benchmark Russell Midcap Growth Index stemmed almost entirely from unsuccessful stock selection results, particularly in the consumer discretionary and information technology sectors. Sector allocation had a negligible effect on benchmark-relative returns. The Fund's overweight stance in the underperforming health care sector was a drag on relative performance, but the portfolio's overweight of the outperforming energy sector and an underweight to the struggling consumer discretionary sector offset most of that negative.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 5

     As noted earlier, stock selection results were most disappointing in consumer discretionary and information technology, while results in the industrials sector also hurt benchmark-relative returns. Stock selection was quite positive in health care during the period, despite the overall weak performance of the sector over the 12 months.

Q Which individual holdings detracted the most from the Fund's benchmark-relative returns during the 12-month period ended November 30, 2016?

A In health care, one of the portfolio's biggest disappointments during the period was Jazz Pharmaceuticals, a specialty company and long-term Fund holding that has a diverse portfolio of products targeting narcolepsy, oncology, pain, and psychiatry. Jazz's shares declined in August when management slightly lowered its 2016 earnings outlook due to increased expenses associated with a recent acquisition. We believe the company's prospects remain favorable, however, and so we have retained the shares in the portfolio. Also in health care, the Fund's shares of Endo International, a maker of branded and generic drugs, declined substantially due to weakened fundamentals and investor concerns that the political environment was becoming unfavorable for drug companies, thus potentially limiting normal price increases for both generic and branded products. We eliminated the Fund's position during the period.

     In the information technology sector, an underweight in semiconductor maker NVIDIA hurt the Fund's benchmark-relative performance. NVIDIA manufactures 3D graphic processors and software that have traditionally focused on PC gaming. Increasingly, however, the focus is shifting to products for data center and automotive applications, including self-driving cars. The Fund did not own NVIDIA's shares for much of the 12-month period because we felt the stock's high valuation presented an unfavorable risk/reward ratio. We were wrong in our assessment, and so we began to acquire NVIDIA's shares as the period progressed. However, the portfolio's lack of exposure to and substantial underweighting of NVIDIA from June 30, when the company's shares entered the Russell Midcap Growth Index, through period end detracted from benchmark-relative returns as the stock continued to appreciate in price.

     Also in information technology, the Fund's position in Fitbit detracted from benchmark-relative performance. Fitbit is the dominant brand among wearable fitness trackers, and we acquired the shares around mid-year, believing that the growth of fitness-tracker adoption among consumers would persist. However, the company's share price declined substantially

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 early in November as Fitbit missed profitability expectations and sharply reduced its earnings forecast. We lost confidence in Fitbit's potential and exited the Fund's position entirely.

     Finally, in consumer discretionary, shares of Lithia, an automotive retailer, fell victim to a shift in sentiment by investors who feared that the domestic automobile sales upturn may have peaked, which undercut the share prices of all auto retailers. We chose not to fight the strong negative sentiment and exited the Fund's Lithia position.

Q Which individual positions in the Fund's portfolio had the greatest positive effects on benchmark-relative performance during the 12-month period ended November 30, 2016?

A The three biggest contributors to the Fund's benchmark-relative returns during the 12-month period were positions in TESARO, Medivation, and WellCare Health Plans, all in the health care sector. TESARO is a biopharmaceutical company that focuses on oncology therapies. The company has a unique, late-stage inhibitor for the treatment of ovarian and breast cancers as well as other potential products for various tumor indications. TESARO's shares rose dramatically in the second half of the period in response to positive results from the company's experimental ovarian cancer drug study. We continue to believe TESARO has a unique position within its industry, and that it may be attractive to larger companies.

     Medivation, a biopharmaceutical innovator, focuses on developing cancer therapies. The company's lead product, XTANDI, has approval for the treatment of advanced prostate cancer. During the period, Medivation agreed to an acquisition offer from Pfizer at a substantial premium to its share price. We exited the Fund's position after the acquisition announcement, reaping a substantial gain.

     WellCare Health Plans provides managed care services for government-sponsored health care programs such as Medicare and Medicaid, though with concentrated Medicaid enrollment in a few states. WellCare's stock was strong throughout the period and the company appears well positioned for Medicaid expansion. Moreover, its Medicare Advantage prescription drug plan exposure provides nice diversification. WellCare also won a number of new business proposals during the period, and its membership growth surpassed expectations.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 7

Q    What is your investment outlook?

A We are cautiously optimistic about the relative and absolute return potential for mid-cap growth equities in 2017 and beyond. Cyclical stocks have outperformed of late, spurred by hopes of enhanced economic growth under the incoming Trump administration. However, we believe investors will again favor sustainable growth companies if increases in inflation expectations as well as interest rates temper economic growth. Under that scenario, the enhanced economic growth now anticipated by investors in the U.S. could take more time to materialize than expected. In such an environment, we feel market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Fund's portfolio.

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Please refer to the Schedule of Investments on pages 19-27 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 9

Portfolio Summary | 11/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.9%
International Common Stocks                                                 5.0%
Depositary Receipts for International Stocks                                1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     24.3%
Consumer Discretionary                                                     18.9%
Industrials                                                                17.3%
Health Care                                                                16.4%
Consumer Staples                                                            6.7%
Financials                                                                  5.7%
Materials                                                                   5.0%
Energy                                                                      2.9%
Real Estate                                                                 2.1%
Telecommunication Services                                                  0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1. Humana, Inc.                                                          2.17%
--------------------------------------------------------------------------------
  2. Dollar Tree, Inc.                                                     1.94
--------------------------------------------------------------------------------
  3. NVIDIA Corp.                                                          1.71
--------------------------------------------------------------------------------
  4. American Airlines Group, Inc.                                         1.57
--------------------------------------------------------------------------------
  5. CoStar Group, Inc.                                                    1.49
--------------------------------------------------------------------------------
  6. Fidelity National Information Services, Inc.                          1.49
--------------------------------------------------------------------------------
  7. TESARO, Inc.                                                          1.49
--------------------------------------------------------------------------------
  8. Nasdaq, Inc.                                                          1.45
--------------------------------------------------------------------------------
  9. Align Technology, Inc.                                                1.43
--------------------------------------------------------------------------------
 10. Lam Research Corp.                                                    1.32
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Prices and Distributions | 11/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       11/30/16                      11/30/15
--------------------------------------------------------------------------------
           A                          $35.13                        $35.00
--------------------------------------------------------------------------------
           C                          $26.82                        $27.07
--------------------------------------------------------------------------------
           K                          $35.41                        $35.13
--------------------------------------------------------------------------------
           R                          $34.10                        $34.11
--------------------------------------------------------------------------------
           Y                          $37.62                        $37.34
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-11/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term         Long-Term
         Class            Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                $--                 $--              $0.5943
--------------------------------------------------------------------------------
           C                $--                 $--              $0.5943
--------------------------------------------------------------------------------
           K                $--                 $--              $0.5943
--------------------------------------------------------------------------------
           R                $--                 $--              $0.5943
--------------------------------------------------------------------------------
           Y                $--                 $--              $0.5943
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 11

Performance Update | 11/30/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
               Net             Public          Russell
               Asset           Offering        Midcap
               Value           Price           Growth
Period         (NAV)           (POP)           Index
--------------------------------------------------------------------------------
10 Years        7.98%           7.34%           7.70%
5 Years        11.83           10.52           13.09
1 Year          2.06           -3.82            4.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select          Russell Midcap
                    Mid Cap Growth Fund     Growth Index
11/06               $ 9,425                 $10,000
11/07               $10,717                 $11,013
11/08               $ 6,238                 $ 5,930
11/09               $ 9,074                 $ 8,470
11/10               $10,973                 $10,700
11/11               $11,608                 $11,349
11/12               $12,433                 $12,718
11/13               $17,027                 $17,031
11/14               $19,291                 $19,722
11/15               $19,895                 $20,080
11/16               $20,304                 $20,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Performance Update | 11/30/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth
Fund during the periods shown, compared to that of the Russell Midcap
Growth Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
                                               Russell
                                               Midcap
               If              If              Growth
Period         Held            Redeemed        Index
--------------------------------------------------------------------------------
10 Years        7.11%           7.11%           7.70%
5 Years        10.87           10.87           13.09
1 Year          1.26            1.26            4.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select          Russell Midcap
                    Mid Cap Growth Fund     Growth Index
11/06               $10,000                 $10,000
11/07               $11,348                 $11,013
11/08               $ 6 539                 $ 5,930
11/09               $ 9,445                 $ 8,470
11/10               $11,313                 $10,700
11/11               $11,857                 $11,349
11/12               $12,574                 $12,718
11/13               $17,070                 $17,031
11/14               $19,181                 $19,722
11/15               $19,620                 $20,080
11/16               $19,867                 $20,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 13

Performance Update | 11/30/16                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Select Mid Cap Growth
Fund during the periods shown, compared to that of the Russell Midcap
Growth Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
               Net             Russell
               Asset           Midcap
               Value           Growth
Period         (NAV)           Index
--------------------------------------------------------------------------------
10 Years        8.06%           7.70%
5 Years        12.00           13.09
1 Year          2.48            4.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Select          Russell Midcap
                    Mid Cap Growth Fund     Growth Index
11/06               $ 5,000,000             $ 5,000,000
11/07               $ 5,686,131             $ 5,506,310
11/08               $ 3,309,840             $ 2,965,013
11/09               $ 4,814,351             $ 4,234,986
11/10               $ 5,821,683             $ 5,349,974
11/11               $ 6,158,618             $ 5,674,661
11/12               $ 6,596,287             $ 6,359,214
11/13               $ 9,033,842             $ 8,515,534
11/14               $10,234,994             $ 9,860,788
11/15               $10,590,876             $10,040,103
11/16               $10,853,401             $10,495,863

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Performance Update | 11/30/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth
Fund during the periods shown, compared to that of the Russell Midcap
Growth Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
               Net             Russell
               Asset           Midcap
               Value           Growth
Period         (NAV)           Index
--------------------------------------------------------------------------------
10 Years        7.84%           7.70%
5 Years        11.54           13.09
1 Year          1.70            4.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select          Russell Midcap
                    Mid Cap Growth Fund     Growth Index
11/06               $10,000                 $10,000
11/07               $11,372                 $11,013
11/08               $ 6,620                 $ 5,930
11/09               $ 9,629                 $ 8,470
11/10               $11,643                 $10,700
11/11               $12,317                 $11,349
11/12               $13,193                 $12,718
11/13               $18,033                 $17,031
11/14               $20,351                 $19,722
11/15               $20,910                 $20,080
11/16               $21,266                 $20,992

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 15

Performance Update | 11/30/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth
Fund during the periods shown, compared to that of the Russell Midcap
Growth Index.

Average Annual Total Returns
(As of November 30, 2016)
--------------------------------------------------------------------------------
               Net             Russell
               Asset           Midcap
               Value           Growth
Period         (NAV)           Index
--------------------------------------------------------------------------------
10 Years        8.34%           7.70%
5 Years        12.21           13.09
1 Year          2.33            4.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Select          Russell Midcap
                    Mid Cap Growth Fund     Growth Index
11/06               $ 5,000,000             $ 5,000,000
11/07               $ 5,693,575             $ 5,506,310
11/08               $ 3,323,705             $ 2,965,013
11/09               $ 4,855,222             $ 4,234,986
11/10               $ 5,896,612             $ 5,349,974
11/11               $ 6,262,133             $ 5,674,661
11/12               $ 6,738,000             $ 6,359,214
11/13               $ 9,257,516             $ 8,515,534
11/14               $10,525,160             $ 9,860,788
11/15               $10,884,508             $10,040,103
11/16               $11,138,357             $10,495,863

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap
Growth Fund

Based on actual returns from June 1, 2016, through November 30, 2016.

------------------------------------------------------------------------------------------
Share Class                    A           C            K              R             Y
------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00   $1,000.00    $1,000.00      $1,000.00     $1,000.00
 Value on 6/1/16
------------------------------------------------------------------------------------------
 Ending Account            $1,039.31   $1,035.17    $1,041.36      $1,037.65     $1,040.89
 Value (after expenses)
 on 11/30/16
------------------------------------------------------------------------------------------
 Expenses Paid             $    5.40   $    9.46    $    3.47      $    7.28     $    4.18
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.86%, 0.68%, 1.43% and 0.82% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 and (to reflect the one-half year period).

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap
Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2016, through November 30, 2016.

------------------------------------------------------------------------------------------
Share Class                     A          C            K              R             Y
------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00   $1,000.00    $1,000.00      $1,000.00     $1,000.00
 Value on 6/1/16
------------------------------------------------------------------------------------------
 Ending Account            $1,019.70   $1,015.70    $1,021.60      $1,017.85     $1,020.90
 Value (after expenses)
 on 11/30/16
------------------------------------------------------------------------------------------
 Expenses Paid             $    5.35   $    9.37    $    3.44      $    7.21     $    4.14
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.86%, 0.68%, 1.43% and 0.82% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 and (to reflect the one-half year period).

18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Schedule of Investments | 11/30/16

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    COMMON STOCKS -- 99.4%
                    ENERGY -- 2.9%
                    Oil & Gas Equipment & Services -- 0.5%
         271,085    Forum Energy Technologies, Inc.*                           $     5,896,099
----------------------------------------------------------------------------------------------
                    Oil & Gas Exploration & Production -- 2.1%
         408,224    Cabot Oil & Gas Corp.                                      $     9,029,915
          56,653    Cimarex Energy Co.                                               7,811,316
         118,493    Continental Resources, Inc.*                                     6,873,779
          96,056    Range Resources Corp.                                            3,379,250
                                                                               ---------------
                                                                               $    27,094,260
----------------------------------------------------------------------------------------------
                    Oil & Gas Refining & Marketing -- 0.3%
         142,036    HollyFrontier Corp.                                        $     4,086,376
                                                                               ---------------
                    Total Energy                                               $    37,076,735
----------------------------------------------------------------------------------------------
                    MATERIALS -- 5.0%
                    Commodity Chemicals -- 0.3%
          62,532    Trinseo SA                                                 $     3,661,249
----------------------------------------------------------------------------------------------
                    Fertilizers & Agricultural Chemicals -- 0.5%
         102,918    FMC Corp.                                                  $     5,775,758
----------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 1.4%
          73,496    Albemarle Corp.                                            $     6,451,479
         321,588    Flotek Industries, Inc.*                                         4,328,574
          19,255    The Sherwin-Williams Co.                                         5,173,241
          36,826    WR Grace & Co.*                                                  2,403,265
                                                                               ---------------
                                                                               $    18,356,559
----------------------------------------------------------------------------------------------
                    Construction Materials -- 1.1%
         111,328    Vulcan Materials Co.                                       $    13,988,363
----------------------------------------------------------------------------------------------
                    Metal & Glass Containers -- 0.7%
         123,373    Ball Corp.                                                 $     9,260,377
----------------------------------------------------------------------------------------------
                    Paper Packaging -- 0.7%
         112,961    Packaging Corp. of America                                 $     9,574,574
----------------------------------------------------------------------------------------------
                    Steel -- 0.3%
         208,965    Allegheny Technologies, Inc.                               $     3,665,246
                                                                               ---------------
                    Total Materials                                            $    64,282,126
----------------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 12.0%
                    Aerospace & Defense -- 1.0%
         132,048    B/E Aerospace, Inc.*                                       $     7,928,162
          33,672    Raytheon Co.                                                     5,035,311
                                                                               ---------------
                                                                               $    12,963,473
----------------------------------------------------------------------------------------------
                    Building Products -- 2.4%
         189,047    AO Smith Corp.                                             $     9,193,356
         130,269    Fortune Brands Home & Security, Inc.                             7,184,335
         152,417    Johnson Controls International Plc                               6,855,717

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 19

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Building Products -- (continued)
          47,322    Lennox International, Inc.                                 $     7,035,362
                                                                               ---------------
                                                                               $    30,268,770
----------------------------------------------------------------------------------------------
                    Electrical Components & Equipment -- 0.9%
          46,330    Acuity Brands, Inc.                                        $    11,647,825
----------------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 1.6%
          48,100    Carlisle Companies, Inc.                                   $     5,395,377
         180,220    ITT, Inc.                                                        7,275,481
          40,596    Roper Technologies, Inc.                                         7,352,342
                                                                               ---------------
                                                                               $    20,023,200
----------------------------------------------------------------------------------------------
                    Construction & Farm Machinery & Heavy Trucks -- 0.3%
          43,078    WABCO Holdings, Inc.*                                      $     4,243,614
----------------------------------------------------------------------------------------------
                    Industrial Machinery -- 4.1%
         286,784    Albany International Corp.                                 $    13,392,813
         165,231    Colfax Corp.*                                                    6,214,338
          93,893    Dover Corp.                                                      6,817,571
          31,941    Snap-on, Inc.                                                    5,340,535
         152,553    Spx Flow, Inc.                                                   4,781,011
          68,688    Stanley Black & Decker, Inc.                                     8,148,457
         168,253    Xylem, Inc.                                                      8,678,490
                                                                               ---------------
                                                                               $    53,373,215
----------------------------------------------------------------------------------------------
                    Trading Companies & Distributors -- 1.7%
         189,325    MRC Global, Inc.*                                          $     3,811,112
         120,796    MSC Industrial Direct Co., Inc.                                 10,791,915
          66,289    United Rentals, Inc.*                                            6,702,481
                                                                               ---------------
                                                                               $    21,305,508
                                                                               ---------------
                    Total Capital Goods                                        $   153,825,605
----------------------------------------------------------------------------------------------
                    COMMERCIAL SERVICES & SUPPLIES -- 2.3%
                    Environmental & Facilities Services -- 0.5%
          77,684    Waste Connections, Inc.                                    $     5,938,165
----------------------------------------------------------------------------------------------
                    Research & Consulting Services -- 1.8%
          89,598    Equifax, Inc.                                              $    10,254,491
         160,907    Verisk Analytics, Inc.*                                         13,368,154
                                                                               ---------------
                                                                               $    23,622,645
                                                                               ---------------
                    Total Commercial Services & Supplies                       $    29,560,810
----------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 3.0%
                    Airlines -- 3.0%
          95,686    Alaska Air Group, Inc.                                     $     7,872,087
         431,700    American Airlines Group, Inc.                                   20,048,148
         136,014    Southwest Airlines Co.                                           6,339,613

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Airlines -- (continued)
          61,976    United Continental Holdings, Inc.*                         $     4,273,245
                                                                               ---------------
                                                                               $    38,533,093
                                                                               ---------------
                    Total Transportation                                       $    38,533,093
----------------------------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 0.4%
                    Auto Parts & Equipment -- 0.4%
          39,198    Lear Corp.                                                 $     5,076,533
                                                                               ---------------
                    Total Automobiles & Components                             $     5,076,533
----------------------------------------------------------------------------------------------
                    CONSUMER DURABLES & APPAREL -- 1.7%
                    Home Furnishings -- 1.0%
          62,294    Mohawk Industries, Inc.*                                   $    12,299,327
----------------------------------------------------------------------------------------------
                    Housewares & Specialties -- 0.7%
         202,749    Newell Brands, Inc.                                        $     9,531,230
                                                                               ---------------
                    Total Consumer Durables & Apparel                          $    21,830,557
----------------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 5.7%
                    Casinos & Gaming -- 1.3%
         200,731    International Game Technology Plc                          $     5,174,845
         391,860    MGM Resorts International*                                      11,250,301
                                                                               ---------------
                                                                               $    16,425,146
----------------------------------------------------------------------------------------------
                    Hotels, Resorts & Cruise Lines -- 0.9%
         245,442    Hilton Worldwide Holdings, Inc.                            $     6,153,231
         137,266    Norwegian Cruise Line Holdings, Ltd.*                            5,464,559
                                                                               ---------------
                                                                               $    11,617,790
----------------------------------------------------------------------------------------------
                    Leisure Facilities -- 0.3%
         199,918    Planet Fitness, Inc.                                       $     4,052,338
----------------------------------------------------------------------------------------------
                    Restaurants -- 2.6%
          74,675    Brinker International, Inc.                                $     3,965,989
         234,802    Dave & Buster's Entertainment, Inc.                             11,000,474
          76,873    Jack in the Box, Inc.*                                           7,996,329
          51,116    Panera Bread Co.*                                               10,842,215
                                                                               ---------------
                                                                               $    33,805,007
----------------------------------------------------------------------------------------------
                    Specialized Consumer Services -- 0.6%
         200,738    ServiceMaster Global Holdings, Inc.                        $     7,672,206
                                                                               ---------------
                    Total Consumer Services                                    $    73,572,487
----------------------------------------------------------------------------------------------
                    MEDIA -- 1.8%
                    Broadcasting -- 0.3%
          56,838    Scripps Networks Interactive, Inc.                         $     3,936,600
----------------------------------------------------------------------------------------------
                    Cable & Satellite -- 0.5%
          86,553    Liberty Broadband Corp.                                    $     6,018,030
----------------------------------------------------------------------------------------------
                    Movies & Entertainment -- 1.0%
         232,992    Live Nation Entertainment, Inc.*                           $     6,449,219

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 21

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Movies & Entertainment -- (continued)
         176,443    Viacom, Inc. (Class B)                                     $     6,613,084
                                                                               ---------------
                                                                               $    13,062,303
                                                                               ---------------
                    Total Media                                                $    23,016,933
----------------------------------------------------------------------------------------------
                    RETAILING -- 9.2%
                    Distributors -- 0.8%
         337,028    LKQ Corp.*                                                 $    11,064,629
----------------------------------------------------------------------------------------------
                    Internet Retail -- 0.6%
          61,527    Expedia, Inc.                                              $     7,632,424
----------------------------------------------------------------------------------------------
                    Department Stores -- 0.5%
         149,245    Macy's, Inc.                                               $     6,298,139
----------------------------------------------------------------------------------------------
                    General Merchandise Stores -- 2.3%
         280,245    Dollar Tree, Inc.*                                         $    24,706,399
         149,734    Ollie's Bargain Outlet Holdings, Inc.                            4,499,507
                                                                               ---------------
                                                                               $    29,205,906
----------------------------------------------------------------------------------------------
                    Apparel Retail -- 0.8%
         151,361    Ross Stores, Inc.                                          $    10,230,490
----------------------------------------------------------------------------------------------
                    Home Improvement Retail -- 0.7%
         121,813    Lowe's Companies, Inc.                                     $     8,593,907
----------------------------------------------------------------------------------------------
                    Specialty Stores -- 1.9%
         130,841    Sally Beauty Holdings, Inc.*                               $     3,426,726
         136,146    Tractor Supply Co.*                                             10,220,480
          41,347    Ulta Salon Cosmetics & Fragrance, Inc.*                         10,729,546
                                                                               ---------------
                                                                               $    24,376,752
----------------------------------------------------------------------------------------------
                    Automotive Retail -- 1.6%
          35,209    Advance Auto Parts, Inc.                                   $     5,975,671
          54,250    O'Reilly Automotive, Inc.*                                      14,891,625
                                                                               ---------------
                                                                               $    20,867,296
                                                                               ---------------
                    Total Retailing                                            $   118,269,543
----------------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 1.6%
                    Drug Retail -- 0.7%
       1,203,583    Rite Aid Corp.*                                            $     9,580,521
----------------------------------------------------------------------------------------------
                    Food Retail -- 0.9%
         229,969    The Kroger Co.                                             $     7,427,999
                                                                               ---------------
         127,515    Whole Foods Market, Inc.                                         3,875,181
                                                                               $    11,303,180
                                                                               ---------------
                    Total Food & Staples Retailing                             $    20,883,701
----------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 5.1%
                    Brewers -- 1.1%
         149,182    Molson Coors Brewing Co. (Class B)                         $    14,624,311
----------------------------------------------------------------------------------------------
                    Distillers & Vintners -- 0.7%
          57,081    Constellation Brands, Inc.*                                $     8,627,222
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Soft Drinks -- 0.4%
         112,387    Monster Beverage Corp.                                     $     5,029,318
----------------------------------------------------------------------------------------------
                    Packaged Foods & Meats -- 2.9%
         418,565    Amplify Snack Brands, Inc.                                 $     3,976,368
         288,006    Blue Buffalo Pet Products, Inc.                                  6,747,981
         171,805    ConAgra Foods, Inc.                                              6,303,525
         215,784    The Hain Celestial Group, Inc.*                                  8,456,575
          70,389    The Hershey Co.                                                  6,802,393
          37,207    The JM Smucker Co.                                               4,686,222
                                                                               ---------------
                                                                               $    36,973,064
                                                                               ---------------
                    Total Food, Beverage & Tobacco                             $    65,253,915
----------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 9.3%
                    Health Care Equipment -- 2.2%
         393,147    Boston Scientific Corp.*                                   $     8,043,788
         138,704    Edwards Lifesciences Corp.*                                     11,491,626
          58,293    Nevro Corp.                                                      4,432,017
          62,898    Penumbra, Inc.                                                   3,893,386
                                                                               ---------------
                                                                               $    27,860,817
----------------------------------------------------------------------------------------------
                    Health Care Supplies -- 2.4%
         195,636    Align Technology, Inc.*                                    $    18,203,930
         588,934    Endologix, Inc.*                                                 4,328,665
          51,664    The Cooper Companies, Inc.                                       8,498,211
                                                                               ---------------
                                                                               $    31,030,806
----------------------------------------------------------------------------------------------
                    Health Care Distributors -- 0.7%
         137,476    Cardinal Health, Inc.                                      $     9,762,171
----------------------------------------------------------------------------------------------
                    Health Care Services -- 0.4%
          77,616    MEDNAX, Inc.*                                              $     5,081,520
----------------------------------------------------------------------------------------------
                    Managed Health Care -- 3.6%
          55,734    Centene Corp.*                                             $     3,211,950
         130,046    Humana, Inc.                                                    27,652,980
         111,071    WellCare Health Plans, Inc.*                                    15,218,948
                                                                               ---------------
                                                                               $    46,083,878
                                                                               ---------------
                    Total Health Care Equipment & Services                     $   119,819,192
----------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.0%
                    Biotechnology -- 4.9%
         315,436    Alder Biopharmaceuticals, Inc.                             $     7,428,518
          95,924    Alkermes Plc*                                                    5,451,361
         106,094    Incyte Corp.*                                                   10,852,355
         142,566    Neurocrine Biosciences, Inc.*                                    6,622,191
          96,120    Ophthotech Corp.                                                 2,946,078
         108,361    Prothena Corp., Plc*                                             6,395,466
         140,265    TESARO, Inc.*                                                   19,032,558
          44,934    Vertex Pharmaceuticals, Inc.*                                    3,667,064
                                                                               ---------------
                                                                               $    62,395,591
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 23

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 1.3%
         159,244    Jazz Pharmaceuticals Plc*                                  $    16,502,456
----------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 0.8%
         152,959    Charles River Laboratories International, Inc.*            $    10,875,385
                                                                               ---------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences       $    89,773,432
----------------------------------------------------------------------------------------------
                    BANKS -- 1.2%
                    Regional Banks -- 1.2%
         277,017    Fifth Third Bancorp                                        $     7,207,982
          47,997    SVB Financial Group*                                             7,584,966
                                                                               ---------------
                                                                               $    14,792,948
                                                                               ---------------
                    Total Banks                                                $    14,792,948
----------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 4.1%
                    Specialized Finance -- 0.6%
         125,452    Intercontinental Exchange, Inc.                            $     6,950,041
----------------------------------------------------------------------------------------------
                    Asset Management & Custody Banks -- 0.5%
         212,165    Invesco, Ltd.                                              $     6,642,886
----------------------------------------------------------------------------------------------
                    Investment Banking & Brokerage -- 1.0%
         317,549    TD Ameritrade Holding Corp.                                $    13,022,684
----------------------------------------------------------------------------------------------
                    Specialized Finance -- 2.0%
         288,010    Nasdaq, Inc.                                               $    18,458,561
          58,866    S&P Global, Inc.                                                 7,004,465
                                                                               ---------------
                                                                               $    25,463,026
                                                                               ---------------
                    Total Diversified Financials                               $    52,078,637
----------------------------------------------------------------------------------------------
                    INSURANCE -- 0.5%
                    Insurance Brokers -- 0.5%
          53,734    Willis Towers Watson Plc                                   $     6,682,898
                                                                               ---------------
                    Total Insurance                                            $     6,682,898
----------------------------------------------------------------------------------------------
                    REAL ESTATE -- 2.1%
                    Industrial REIT -- 0.4%
         191,399    Duke Realty Corp.                                          $     4,867,277
----------------------------------------------------------------------------------------------
                    Specialized REIT -- 1.2%
          32,241    Equinix, Inc.                                              $    10,921,961
          77,651    Lamar Advertising Co.                                            5,147,485
                                                                               ---------------
                                                                               $    16,069,446
----------------------------------------------------------------------------------------------
                    Real Estate Services -- 0.5%
          62,314    Jones Lang LaSalle, Inc.                                   $     6,311,162
                                                                               ---------------
                    Total Real Estate                                          $    27,247,885
----------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 11.6%
                    Internet Software & Services -- 2.3%
          99,689    CoStar Group, Inc.*                                        $    19,051,565
         146,297    Criteo SA (A.D.R.)                                               6,037,677

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Internet Software & Services -- (continued)
         257,802    Twitter, Inc.*                                             $     4,766,759
                                                                               ---------------
                                                                               $    29,856,001
----------------------------------------------------------------------------------------------
                    IT Consulting & Other Services -- 0.5%
          66,761    Gartner, Inc.*                                             $     6,864,366
----------------------------------------------------------------------------------------------
                    Data Processing & Outsourced Services -- 4.0%
         246,734    Fidelity National Information Services, Inc.               $    19,045,397
          84,123    Mastercard, Inc.                                                 8,597,371
         272,254    Total System Services, Inc.                                     13,400,342
         180,683    Vantiv, Inc.*                                                   10,195,942
                                                                               ---------------
                                                                               $    51,239,052
----------------------------------------------------------------------------------------------
                    Application Software -- 2.8%
         128,904    Blackbaud, Inc.                                            $     8,092,593
         117,542    Intuit, Inc.                                                    13,362,175
          44,336    The Ultimate Software Group, Inc.*                               9,085,776
         260,235    Zendesk, Inc.                                                    5,540,403
                                                                               ---------------
                                                                               $    36,080,947
----------------------------------------------------------------------------------------------
                    Systems Software -- 1.1%
         166,541    ServiceNow, Inc.*                                          $    13,847,884
----------------------------------------------------------------------------------------------
                    Home Entertainment Software -- 0.9%
         147,928    Electronic Arts, Inc.*                                     $    11,721,815
                                                                               ---------------
                    Total Software & Services                                  $   149,610,065
----------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 2.5%
                    Communications Equipment -- 1.9%
          76,950    Harris Corp.                                               $     7,968,942
          68,038    Palo Alto Networks, Inc.*                                        9,142,266
         103,905    Western Digital Corp.                                            6,614,592
                                                                               ---------------
                                                                               $    23,725,800
----------------------------------------------------------------------------------------------
                    Technology Distributors -- 0.6%
         153,505    CDW Corp./DE*                                              $     7,865,596
                                                                               ---------------
                    Total Technology Hardware & Equipment                      $    31,591,396
----------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 10.1%
                    Semiconductor Equipment -- 1.3%
         159,376    Lam Research Corp.*                                        $    16,897,044
----------------------------------------------------------------------------------------------
                    Semiconductors -- 8.8%
         145,582    Analog Devices, Inc.                                       $    10,808,008
          97,496    Broadcom, Ltd.                                                  16,622,093
         686,496    Cypress Semiconductor Corp.                                      7,723,080
         467,609    Micron Technology, Inc.*                                         9,132,404
         243,433    Microsemi Corp.*                                                13,327,957
         236,772    NVIDIA Corp.                                                    21,830,378
         443,338    ON Semiconductor Corp.*                                          5,222,522
         138,614    Silicon Motion Technology Corp. (A.D.R.)                         6,374,858

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 25

----------------------------------------------------------------------------------------------
Shares                                                                         Value
----------------------------------------------------------------------------------------------
                    Semiconductors -- (continued)
         159,667    Skyworks Solutions, Inc.*                                  $    12,270,409
         169,981    Xilinx, Inc.                                                     9,175,574
                                                                               ---------------
                                                                               $   112,487,283
                                                                               ---------------
                    Total Semiconductors & Semiconductor Equipment             $   129,384,327
----------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 0.3%
                    Integrated Telecommunication Services -- 0.3%
          41,388    SBA Communications Corp.*                                  $     4,095,756
                                                                               ---------------
                    Total Telecommunication Services                           $     4,095,756
----------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $1,053,239,433)                                      $ 1,276,258,574
----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT IN SECURITIES -- 99.4%
                    (Cost $1,053,239,433) (a)                                  $ 1,276,258,574
----------------------------------------------------------------------------------------------
                    OTHER ASSETS & LIABILITIES -- 0.6%                         $     7,998,676
----------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                       $ 1,284,257,250
==============================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a) At November 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,061,877,792 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                       $235,663,041

             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (21,282,259)
                                                                                     ------------
              Net unrealized appreciation                                            $214,380,782
                                                                                     ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2016, aggregated $1,246,564,825 and $1,278,888,867, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2016, the Fund did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

The following is a summary of the inputs used as of November 30, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                             Level 1          Level 2   Level 3   Total
--------------------------------------------------------------------------------
Common Stocks                $1,276,258,574   $--       $--       $1,276,258,574
--------------------------------------------------------------------------------
Total                        $1,276,258,574   $--       $--       $1,276,258,574
================================================================================

During the year ended November 30, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 27

Statement of Assets and Liabilities | 11/30/16

ASSETS:
  Investment in securities (cost $1,053,239,433)                     $1,276,258,574
  Cash                                                                      587,144
  Foreign currencies, at value (cost $7,102)                                  5,985
  Receivables --
     Investment securities sold                                          30,645,255
     Fund shares sold                                                     2,695,624
     Dividends                                                            1,551,985
  Other assets                                                               46,716
------------------------------------------------------------------------------------
         Total assets                                                $1,311,791,283
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   26,160,596
     Fund shares repurchased                                                925,200
     Trustee fees                                                             8,602
  Due to affiliates                                                          63,390
  Accrued expenses                                                          376,245
------------------------------------------------------------------------------------
         Total liabilities                                           $   27,534,033
====================================================================================
NET ASSETS:
  Paid-in capital                                                    $1,061,040,475
  Accumulated net realized gain on investments                              198,751
  Net unrealized appreciation on investments                            223,019,141
  Net unrealized depreciation on assets and liabilities denominated
     in foreign currencies                                                   (1,117)
------------------------------------------------------------------------------------
          Total net assets                                           $1,284,257,250
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $950,638,138/27,057,723 shares)                  $        35.13
  Class C (based on $58,377,170/2,176,471 shares)                    $        26.82
  Class K (based on $17,395,058/491,196 shares)                      $        35.41
  Class R (based on $37,350,650/1,095,293 shares)                    $        34.10
  Class Y (based on $220,496,234/5,861,492 shares)                   $        37.62
MAXIMUM OFFERING PRICE:
  Class A ($35.13 (divided by) 94.25%)                               $        37.27
====================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Statement of Operations

For the Year Ended 11/30/16

INVESTMENT INCOME:
  Dividends                                                         $ 11,853,991
  Interest                                                                16,383
-------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 11,870,374
=================================================================================================
EXPENSES:
  Management fees                                                   $  7,635,400
  Transfer agent fees
     Class A                                                             376,653
     Class C                                                              22,515
     Class K                                                                 103
     Class R                                                               2,270
     Class Y                                                               2,183
  Distribution fees
     Class A                                                           2,363,438
     Class C                                                             611,141
     Class R                                                             164,892
  Shareholder communication expense                                    1,366,345
  Administrative expense                                                 534,889
  Custodian fees                                                          23,645
  Registration fees                                                      109,807
  Professional fees                                                       76,074
  Printing expense                                                        39,787
  Fees and expenses of nonaffiliated Trustees                             55,349
  Miscellaneous                                                           69,246
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 13,453,737
-------------------------------------------------------------------------------------------------
         Net investment loss                                                        $ (1,583,363)
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CLASS ACTIONS
AND OTHER ASSETS AND LIABILITIES DENOMINATED IN
FOREIGN CURRENCIES:
  Net realized gain (loss) on:
     Investments                                                    $  8,760,434
     Class actions                                                       194,944    $  8,955,378
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 17,293,996
     Other assets and liabilities denominated in
         foreign currencies                                                  (28)   $ 17,293,968
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     class actions and other assets and liabilities denominated
     in foreign currencies                                                          $ 26,249,346
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 24,665,983
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 29

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            11/30/16           11/30/15
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $     (1,583,363)  $   (5,306,554)
Net realized gain (loss) on investments and class actions          8,955,378      119,183,442
Change in net unrealized appreciation (depreciation)
  on investments and other assets and liabilities
  denominated in foreign currencies                               17,293,968      (77,793,568)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                   $     24,665,983   $   36,083,320
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.59 and $3.07 per share, respectively)         $    (15,816,379)  $  (81,626,928)
  Class C ($0.59 and $3.07 per share, respectively)               (1,267,328)      (7,091,958)
  Class K ($0.59 and $3.07 per share, respectively)*                (290,241)      (1,045,650)
  Class R ($0.59 and $3.07 per share, respectively)                 (639,134)      (2,148,998)
  Class Y ($0.59 and $3.07 per share, respectively)               (3,437,123)     (15,795,373)
----------------------------------------------------------------------------------------------
      Total distributions to shareowners                    $    (21,450,205)  $ (107,708,907)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $    163,618,228   $  308,134,769
Reinvestment of distributions                                     19,724,872      100,174,867
Cost of shares repurchased                                      (226,218,093)    (218,086,820)
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $    (42,874,993)  $  190,222,816
----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $    (39,659,215)  $  118,597,229
NET ASSETS:
Beginning of year                                              1,323,916,465    1,205,319,236
----------------------------------------------------------------------------------------------
End of year                                                 $  1,284,257,250   $1,323,916,465
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $             --   $       86,512
==============================================================================================

* Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

------------------------------------------------------------------------------------------
                                 Year Ended   Year Ended       Year Ended   Year Ended
                                 11/30/16     11/30/16         11/30/15     11/30/15
                                 Shares       Amount           Shares       Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                       1,583,167   $  53,914,007     2,717,054   $ 104,158,345
Reinvestment of distributions       426,411      15,069,278     2,247,111      78,491,691
Less shares repurchased          (3,807,904)   (129,786,261)   (3,625,779)   (138,649,309)
------------------------------------------------------------------------------------------
      Net increase (decrease)    (1,798,326)  $ (60,802,976)      1,338,386   $44,000,727
==========================================================================================
Class C
Shares sold                         312,802   $   8,156,077       618,699   $  18,642,407
Reinvestment of distributions        38,017       1,025,704       199,093       5,379,535
Less shares repurchased            (742,520)    (19,231,682)     (690,602)    (21,004,606)
------------------------------------------------------------------------------------------
      Net increase (decrease)      (391,701)  $ (10,049,901)      127,190   $   3,017,336
==========================================================================================
Class K*
Shares sold                         182,001   $   6,407,194       355,837   $  13,432,643
Reinvestment of distributions         2,860         101,880            --              --
Less shares repurchased             (34,434)     (1,168,085)      (15,068)       (595,906)
------------------------------------------------------------------------------------------
      Net increase                  150,427   $   5,340,989       340,769   $  12,836,737
==========================================================================================
Class R
Shares sold                         579,278   $  18,758,164       484,689   $  17,926,712
Reinvestment of distributions         6,103         209,336        31,407       1,069,416
Less shares repurchased            (251,486)     (8,288,211)     (157,835)     (5,837,388)
------------------------------------------------------------------------------------------
      Net increase                  333,895   $  10,679,289       358,261   $  13,158,740
==========================================================================================
Class Y
Shares sold                       2,126,626   $  76,382,786     3,786,728   $ 153,974,662
Reinvestment of distributions        87,703       3,318,674       408,753      15,234,225
Less shares repurchased          (1,882,286)    (67,743,854)   (1,294,740)    (51,999,611)
------------------------------------------------------------------------------------------
      Net increase                  332,043   $  11,957,606     2,900,741   $ 117,209,276
==========================================================================================

* Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 31

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year            Year          Year          Year
                                                             Ended         Ended           Ended         Ended         Ended
                                                             11/30/16      11/30/15        11/30/14      11/30/13 (a)  11/30/12 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  35.00      $    36.92      $    37.55    $  31.75      $   29.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.04)(b)  $    (0.15)(b)  $    (0.17)   $  (0.14)     $   (0.18)
   Net realized and unrealized gain (loss) on investments        0.76            1.30            5.16       11.11           2.29
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.72      $     1.15      $     4.99    $  10.97      $    2.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                                         $  (0.59)     $    (3.07)     $    (5.62)   $  (5.17)     $      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.59)     $    (3.07)     $    (5.62)   $  (5.17)     $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.13      $    (1.92)     $    (0.63)   $   5.80      $    2.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  35.13      $    35.00      $    36.92    $  37.55      $   31.75
====================================================================================================================================
Total return*                                                    2.06%           3.13%(c)       13.30%      36.96%          7.11%(d)
Ratio of net expenses to average net assets                      1.06%           1.06%           1.09%       1.12%          1.16%
Ratio of net investment income (loss) to average net assets     (0.12)%         (0.40)%         (0.48)%     (0.56)%        (0.54)%
Portfolio turnover rate                                            99%             91%            105%        100%            86%
Net assets, end of period (in thousands)                     $950,638      $1,009,964      $1,016,065    $946,725      $ 335,702
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.10%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.02%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year          Year
                                                             Ended        Ended        Ended      Ended         Ended
                                                             11/30/16     11/30/15     11/30/14   11/30/13 (a)  11/30/12 (a)
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 27.07      $ 29.47      $ 31.23    $ 27.15       $  25.60
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.24)(b)  $ (0.37)(b)  $ (0.34)   $ (0.24)      $  (0.44)
   Net realized and unrealized gain (loss) on investments       0.58         1.04         4.20       9.27           1.99
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.34      $  0.67      $  3.86    $  9.03       $   1.55
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                                         $ (0.59)     $ (3.07)     $ (5.62)   $ (4.95)      $     --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.59)     $ (3.07)     $ (5.62)   $ (4.95)      $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.25)     $ (2.40)     $ (1.76)   $  4.08       $   1.55
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 26.82      $ 27.07      $ 29.47    $ 31.23       $  27.15
=============================================================================================================================
Total return*                                                   1.26%        2.29%(c)    12.37%     35.76%          6.05%(d)
Ratio of net expenses to average net assets                     1.86%        1.87%        1.91%      1.97%          2.16%
Ratio of net investment income (loss) to average net assets    (0.92)%      (1.20)%      (1.30)%    (1.43)%        (1.54)%
Portfolio turnover rate                                           99%          91%         105%       100%            86%
Net assets, end of period (in thousands)                     $58,377      $69,528      $71,942    $66,069       $ 12,761
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.25%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 5.97%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 33

-------------------------------------------------------------------------------------------------
                                                                  Year Ended     12/31/14
                                                                  11/30/16       to 11/30/15
-------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $ 35.13        $ 37.00
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.09(a)(c)  $  0.01(a)
  Net realized and unrealized gain (loss) on investments             0.78           1.19
-------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.87        $  1.20
-------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net realized gain                                               $ (0.59)       $ (3.07)
-------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.59)       $ (3.07)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.28        $ (1.87)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 35.41        $ 35.13
=================================================================================================
Total return*                                                        2.48%          3.25%***(b)
Ratio of net expenses to average net assets                          0.68%          0.67%**
Ratio of net investment income (loss) to average net assets          0.27%          0.03%**
Portfolio turnover rate                                                99%            91%
Net assets, end of period (in thousands)                          $17,395        $11,973
=================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.23%.

(c) The amount shown for a share outstanding does not correspond with net investment loss on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year          Year
                                                                 Ended          Ended         Ended       6/7/13 (a)
                                                                 11/30/16       11/30/15      11/30/14    to 11/30/13
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $ 34.11        $ 36.19       $ 37.05     $ 33.86
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ (0.16)(b)    $ (0.29)(b)   $ (0.23)    $ (0.17)
   Net realized and unrealized gain (loss) on investments           0.74           1.28          4.99        5.12
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.58        $  0.99       $  4.76     $  4.95
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                                             $ (0.59)       $ (3.07)      $ (5.62)    $ (1.76)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.59)       $ (3.07)      $ (5.62)    $ (1.76)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.01)       $ (2.08)      $ (0.86)    $  3.19
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 34.10        $ 34.11       $ 36.19     $ 37.05
========================================================================================================================
Total return*                                                       1.70%          2.75%(c)     12.85%      14.62%***
Ratio of net expenses to average net assets                         1.43%          1.45%         1.49%       1.52%**
Ratio of net investment income (loss) to average net assets        (0.49)%        (0.77)%       (0.87)%     (1.00)%**
Portfolio turnover rate                                               99%            91%          105%        100%
Net assets, end of period (in thousands)                         $37,351        $25,973       $14,591     $ 9,746
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.72%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 35

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year            Year          Year        Year         Year
                                                             Ended           Ended         Ended       Ended        Ended
                                                             11/30/16        11/30/15      11/30/14    11/30/13 (a) 11/30/12 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  37.34        $  39.08      $  39.32    $  32.95     $   30.63
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.05(b)(c)  $  (0.04)(b)  $  (0.03)   $  (0.06)    $   (0.04)
   Net realized and unrealized gain (loss) on investments        0.82            1.37          5.41       11.63          2.36
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.87        $   1.33      $   5.38    $  11.57     $    2.32
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                                         $  (0.59)       $  (3.07)     $  (5.62)   $  (5.20)    $      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.59)       $  (3.07)     $  (5.62)   $  (5.20)    $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.28        $  (1.74)     $  (0.24)   $   6.37     $    2.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  37.62        $  37.34      $  39.08    $  39.32     $   32.95
====================================================================================================================================
Total return*                                                    2.33%(d)        3.42%(e)     13.69%      37.40%         7.60%(f)
Ratio of net expenses to average net assets                      0.82%           0.77%         0.76%       0.76%         0.73%
Ratio of net investment income (loss) to average net assets      0.12%          (0.09)%       (0.16)%     (0.18)%       (0.11)%
Portfolio turnover rate                                            99%             91%          105%        100%           86%
Net assets, end of period (in thousands)                     $220,496        $206,479      $102,721    $118,651     $ 102,042
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with net investment loss on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2016, the total return would have been 2.31%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.39%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Notes to Financial Statements | 11/30/16

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust II (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 37

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2016, the Fund reclassified $1,496,851 to decrease net investment loss, $192,594 to increase accumulated net realized gain on investments and $1,689,445 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 39

     The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015, were as follows:

     ---------------------------------------------------------------------------
                                                             2016           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Long-term capital gain                           $21,450,205   $107,708,907
     ---------------------------------------------------------------------------
          Total                                       $21,450,205   $107,708,907
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term gain                                   $  8,837,110
     Net unrealized appreciation                                     214,379,665
     ---------------------------------------------------------------------------
          Total                                                     $223,216,775
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $53,899 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the year ended November 30, 2016, the effective management fee was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,022 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2016.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 41

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  902,801
Class C                                                                   91,397
Class K                                                                       71
Class R                                                                   82,043
Class Y                                                                  290,033
--------------------------------------------------------------------------------
  Total                                                               $1,366,345
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,368 in distribution fees payable to PFD at November 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2016, CDSCs in the amount of $3,787 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2016, the Fund had no borrowings under the credit facility.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareowners of Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth Fund (the "Fund") (one of the funds constituting Pioneer Series Trust II), as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended November 30, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 25, 2017

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 45

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 47

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 49

Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006.    Private investor (2004 - 2008 and 2013 -     Director, Broadridge Financial
Chairman of the Board         Serves until a         present); Chairman (2008 - 2013) and Chief   Solutions, Inc. (investor
and Trustee                   successor trustee is   Executive Officer (2008 - 2012),             communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products for    processing provider for
                              retirement or removal. securities lending industry); and Senior     financial services industry)
                                                     Executive Vice President, The Bank of New    (2009 - present); Director,
                                                     York (financial and securities services)     Quadriserv, Inc. (2005 -
                                                     (1986 - 2004)                                2013); and Commissioner, New
                                                                                                  Jersey State Civil Service
                                                                                                  Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005.    Managing Partner, Federal City Capital       Director of New York Mortgage
Trustee                       Serves until a         Advisors (corporate advisory services        Trust (publicly-traded
                              successor trustee is   company) (1997 - 2004 and 2008 - present);   mortgage REIT) (2004 - 2009,
                              elected or earlier     Interim Chief Executive Officer, Oxford      2012 - present); Director of
                              retirement or removal. Analytica, Inc. (privately-held research     The Swiss Helvetia Fund, Inc.
                                                     and consulting company) (2010); Executive    (closed-end fund) (2010 -
                                                     Vice President and Chief Financial Officer,  present); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care    Analytica, Inc. 2008 -
                                                     services company) (2004 - 2007); and         present); and Director of
                                                     Executive Vice President and Chief           (Enterprise Community
                                                     Financial Officer, Pedestal Inc.             Investment, Inc.
                                                     (internet-based mortgage trading company)    (privately-held affordable
                                                     (2000 - 2002); Private consultant            housing finance company) (1985
                                                     (1995-1997), Managing Director, Lehman       - 2010)
                                                     Brothers (investment banking firm)
                                                     (1992-1995); and Executive, The World Bank
                                                     (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008.    William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                       Serves until a         Economy, Harvard University (1972 -          Funds Investment Trust and
                              successor trustee is   present)                                     Mellon Institutional Funds
                              elected or earlier                                                  Master Portfolio (oversaw 17
                              retirement or removal.                                              portfolios in fund complex)
                                                                                                  (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 2004.    Founding Director, Vice President and        None
Trustee                       Serves until a         Corporate Secretary, The Winthrop Group,
                              successor trustee is   Inc. (consulting firm) (1982 - present);
                              elected or earlier     Desautels Faculty of Management, McGill
                              retirement or removal. University (1999 - present); and Manager of
                                                     Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 2004.    President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a         Newbury Piret Company (investment banking    Income Fund, Inc. (closed-end
                              successor trustee is   firm) (1981 - present)                       investment company) (2004 -
                              elected or earlier                                                  present); and Member, Board of
                              retirement or removal.                                              Governors, Investment Company
                                                                                                  Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.    Consultant (investment company services)     None
Trustee                       Serves until a         (2012 - present); Executive Vice President,
                              successor trustee is   BNY Mellon (financial and investment company
                              elected or earlier     services) (1969 - 2012); Director, BNY
                              retirement or removal. International Financing Corp. (financial services) (2002 - 2012); and Director,
                                                     Mellon Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 53

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014.    Director and Executive Vice President        None
Trustee                       Serves until a         (since 2008) and Chief Investment Officer,
                              successor trustee is   U.S. (since 2010) of PIM-USA; Executive
                              elected or earlier     Vice President of Pioneer (since 2008);
                              retirement or removal. Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); and Portfolio Manager of Pioneer
                                                     (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee since Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer closed-end
Advisory Trustee              2014.                  (healthcare workers union pension funds)     investment companies (5
                                                     (2001 - present); Vice President -           portfolios) (Sept. 2015 -
                                                     International Investments Group, American    present)
                                                     International Group, Inc. (insurance
                                                     company) (1993 - 2001); Vice President
                                                     Corporate Finance and Treasury Group,
                                                     Citibank, N.A.(1980 - 1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored issuer of
                                                     debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton,
                                                     Inc. (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 -
                                                     1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2004. Serves at  Chair, Director, CEO and President of        Trustee of Pioneer closed-end
President and Chief           the discretion of the  Pioneer Investment Management-USA (since     investment companies (5
Executive Officer             Board.                 September 2014); Chair, Director, CEO and    portfolios) (Sept. 2015 -
                                                     President of Pioneer Investment Management,  present)
                                                     Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Pioneer Funds
                                                     Distributor, Inc. (since September 2014);
                                                     Chair, Director, CEO and President of
                                                     Pioneer Institutional Asset Management, Inc.
                                                     (since September 2014); and Chair, Director,
                                                     and CEO of Pioneer Investment Management
                                                     Shareholder Services, Inc. (since September
                                                     2014); Managing Director, Morgan Stanley
                                                     Investment Management (2010 - 2013); and
                                                     Director of Institutional Business, CEO of
                                                     International, Eaton Vance Management (2005
                                                     - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2004. Serves at  Vice President and Associate General Counsel None
Secretary and Chief           the discretion of the  of Pioneer since January 2008; Secretary and
Legal Officer                 Board.                 Chief Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant Secretary
                                                     of all of the Pioneer Funds from September
                                                     2003 to May 2010; and Vice President and
                                                     Senior Counsel of Pioneer from July 2002 to
                                                     December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves at  Fund Governance Director of Pioneer since    None
Assistant Secretary           the discretion of the  December 2006 and Assistant Secretary of all
                              Board.                 the Pioneer Funds since June 2010; Manager -
                                                     Fund Governance of Pioneer from December
                                                     2003 to November 2006; and Senior Paralegal
                                                     of Pioneer from January 2000 to November
                                                     2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)             Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and None
Assistant Secretary           the discretion of the  Assistant Secretary of all the Pioneer Funds
                              Board.                 since June 2010; and Counsel of Pioneer from
                                                     June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)          Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief           the discretion of the  Treasurer of all of the Pioneer Funds since
Financial                     Board.                 March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                               March 2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds from
                                                     March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2004. Serves at  Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           the discretion of the  Assistant Treasurer of all of the Pioneer
                              Board.                 Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2004. Serves at  Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           the discretion of the  Pioneer; and Assistant Treasurer of all of
                              Board.                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)         Since 2009. Serves at  Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           the discretion of the  of Pioneer since November 2008; Assistant
                              Board.                 Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010. Serves at  Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      the discretion of the  all the Pioneer Funds since March 2010;
                              Board.                 Chief Compliance Officer of Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Pioneer since October 2005;
                                                     and Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October 2003
                                                     to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves at  Director - Transfer Agency Compliance of     None
Anti-Money Laundering         the discretion of the  Pioneer and Anti-Money Laundering Officer of
Officer                       Board.                 all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 57

                           This page for your notes.

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

                           This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16 59

                           This page for your notes.

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 23474-07-0117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $24,115 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $24,077 for the year ended November 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $7,128
payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $7,100 for the year ended November 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $7,128 payable to Deloitte & Touche LLP for the year ended
November 30, 2016 and $7,100 for the year ended November 30, 2015.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 31, 2017

* Print the name and title of each signing officer under his or her signature.